UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

July 13, 2023

Theseus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40869	83-0712806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

314 Main Street Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

(857) 400-9491

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	THRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 13, 2023, Theseus Pharmaceuticals, Inc. (the “Company”) issued a press release which announced that its cash, cash equivalents, and marketable securities is expected to be approximately $234 million as of June 30, 2023.

The financial results included in the press release are unaudited and preliminary estimates that (i) represent the most current information available to management as of the date of this Current Report on Form 8-K, (ii) are subject to completion of financial closing and procedures that could result in significant changes to the estimated amounts, and (iii) do not present all information necessary for an understanding of the Company’s financial condition as of and its results of operations for the six months ended June 30, 2023. Accordingly, undue reliance should not be placed on such preliminary estimates.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On July 13, 2023, the Company issued a press release titled “Theseus Pharmaceuticals to Discontinue Enrollment in Phase 1/2 Study and Terminate Development of THE-630 in Patients with GIST.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 13, 2023, the Company announced that it is discontinuing enrollment in the ongoing phase 1/2 study and terminating development of THE-630 in patients with gastrointestinal stromal tumors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description of Exhibit
99.1	Press release issued by Theseus Pharmaceuticals, Inc. on July 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Theseus Pharmaceuticals, Inc.

By:	/s/ Bradford D. Dahms
	Name:	Bradford D. Dahms
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: July 13, 2023